Exhibit 99.2
Merger With First Savings Financial Group, Inc. September 25, 2025

Forward Looking Statements This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the proposed merger (the “Merger”) between First Merchants Corporation (“First Merchants”) and First Savings Financial Group, Inc. (“First Savings”), including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits whether with respect to the Merger or otherwise. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of First Merchants and First Savings will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required regulatory approvals or the approval of First Savings’ common shareholders, and the ability to complete the Merger on the expected timeframe; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large uninsured deposits), credit and interest rate risks associated with First Merchants’ business; the impacts of epidemics, pandemics or other infectious disease outbreaks; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission (“SEC”). First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results, whether the Merger is effectuated or not. ADDITIONAL INFORMATION Communications in this presentation do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval. First Merchants will file a Registration Statement on Form S-4 with the SEC in connection with the Merger that will include a Proxy Statement for First Savings and a Prospectus for First Merchants, as well as other relevant documents concerning the proposed transaction, which, when finalized, the Proxy Statement - Prospectus will be submitted to First Savings common shareholders to solicit their vote on the Merger. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CORRESPONDING PROXY STATEMENT - PROSPECTUS REGARDING THE MERGER WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CONCERNING THE MERGER, TOGETHER WITH ALL AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION. When filed, this document and other documents relating to the Merger filed by First Merchants and First Savings can be obtained free of charge from the SEC’s website at www.sec.gov. First Merchants and First Savings and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the common shareholders of First Savings in connection with the proposed Merger. Information about the directors and executive officers of First Merchants is set forth in the proxy statement for First Merchants’ 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 1, 2025, which information has been updated by First Merchants from time to time in subsequent filings with the SEC. Information about the directors and executive officers of First Savings will be set forth in the Proxy Statement for the First Savings 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on January 8, 2025. Additional information regarding the interests of these participants, including First Savings’ officers and directors, will also be included in the Proxy Statement-Prospectus regarding the proposed Merger when it becomes available. PRO FORMA AND PROJECTED INFORMATION This presentation contains certain pro forma and projected financial information, including projected pro forma information, which reflects First Merchants’ current expectations and assumptions. This pro forma information is for illustrative purposes only and should not be relied on as necessarily being indicative of future results. The assumptions and estimates underlying the pro forma information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, including those in the “Forward Looking Statements” disclaimer. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the proposed acquisition or that actual results will not differ materially from those presented in the pro forma information. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

A Leading Midwest Banking Franchise 3 Partnership Enhances Scale, Expands Indiana Footprint & Delivers Key Business Lines 1Balance sheet figures as of June 30, 2025 and do not include any merger related adjustments. 2Based on adding stock issued in transaction to FRME market capitalization as of September 24, 2025. 3Based on FRME closing stock price of $39.53 as of September 24, 2025 and 2025Q2 $0.36 dividend annualized. 4Louisville MSA Includes only Indiana counties classified as part of the Louisville/Jefferson County, KY-IN MSA (Clark, Floyd, Harrison and Washington counties). Pro Forma Financial Highlights1 Ticker: FRME Founded: 1893 Headquarters: Muncie, IN Loans HFI: $15.2 Billion Deposits: $16.5 Billion Branches: 127 Assets: $21.0 Billion 1.2%+ 2026E ROAA ~54% 2026E Efficiency Ratio 14%+ 2026E ROATCE $2.5 Billion Market Capitalization2 3.6% Dividend Yield3 FRME Locations FSFG Locations M i c h i g a n I n d i a n a I l l i n o i s O h i o K e n t u c k y Note: MSA and County ranking per FDIC. Map includes all FRME locations including branches, LPOs and administrative centers. Indianapolis Indianapolis MSA Rank: 7 Deposits: $3.9B Loans: $4.7B Columbus Columbus MSA Rank: 15 Deposits: $0.7B Loans: $1.4B Northwest Indiana Lake County Rank: 5 Lafayette MSA Rank: 2 Deposits: $2.9B Loans: $2.2B Northeast Indiana Muncie MSA Rank: 1 Ft Wayne MSA Rank: 5 Deposits: $4.8B Loans: $2.1B Michigan Monroe MSA Rank: 1 Detroit MSA Rank: 11 Deposits: $2.5B Loans: $2.9B Southern Indiana Louisville MSA4 Rank: 2 Washington, IN MSA Rank: 2 Deposits: $1.7B Loans: $2.0B

FRME’s History of Growth 4 $5.8 $6.8 $7.2 $9.4 $9.9 $12.5 $14.1 $15.5 $17.9 $18.3 $18.3 $18.6 $21.0 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2Q25 Pro Forma Total Assets ($B) Growing Organically and Through Acquisition ✓ Organic growth CAGR of 8.2% since 2014 ✓ Experienced Acquirer ✓ Expanded in Current High-Growth Markets ✓ Added to Franchise with Stable Deposit Gathering Markets 1Pro forma as of June 30, 2025; excludes purchase accounting adjustments. Note: Asset CAGR includes pro forma total as of June 30, 2025. Data Source: S&P Global Market Intelligence; Company Filings. 1 2014 Community Bank 2015 Cooper State Bank Ameriana Bank 2017 Arlington Bank iAB Financial Bank 2019 Monroe Bank & Trust ($309 M) ($138 M) ($2.5 B) ($1.3 B) ($269 M) ($483 M) ($1.1 B) 2025 2022 LevelOne Bank ($2.4 B)

Market Deposits Mkt. Share % of County Rank Branches ($000) (%) Franchise Clark, IN 2 6 896,124 22.8 51.5 Harrison, IN 2 3 246,481 25.2 14.2 Daviess, IN 2 2 216,531 22.7 12.4 Crawford, IN 1 2 142,887 100.0 8.2 Washington, IN 1 1 127,830 40.7 7.3 Floyd, IN 9 2 110,759 4.2 6.4 Overview of First Savings Financial Group, Inc. 5 ($ in Millions) 2022 2023 2024 YTD 2025 Balance Sheet Total Assets $2,197 $2,308 $2,389 $2,417 Gross Loans (Excl. HFS) $1,599 $1,861 $1,905 $1,916 Total Deposits $1,538 $1,684 $1,833 $1,736 Tangible Common Equity $155 $173 $149 $154 Profitability ROAA (%) 0.71% 0.28% 0.79% 0.97% ROAE (%) 8.3% 3.9% 11.1% 12.9% Efficiency Ratio (%) 81.5% 86.2% 70.2% 68.5% Company Highlights Geographic Footprint Financial Highlights Deposit Market Share by County 3 1Excludes banks with greater than $50 billion in total assets. 2 Includes all counties in IN below FRME’s southernmost branch located in Morgan County, IN. 3Represents financial data for the calendar year ended December 31 and six months ended June 30, 2025. Source: S&P Global Market Intelligence; FDIC Summary of Deposits as of June 30, 2025. I n d i a n a H a r r i s o n F l o y d C l a r k 64 65 ▪ Second largest1 independent franchise headquartered in Southern Indiana2 with leading market share in counties of operation ▪ Seasoned executive team with deep-rooted market experience; average tenure of ~14 years ▪ Demonstrated track record of asset generation with a 10% loan CAGR since June 2021 ▪ FSFG’s focus on both its core banking segment and nationally-focused specialty business lines has allowed for greater fee income diversification over time FRME FSFG L o u i s v i l l e 64 65

Transaction Summary 6 Buyer ▪ First Merchants Corporation (“FRME”) ▪ $18.6 billion in total assets as of June 30, 2025 ▪ Muncie, Indiana ▪ Established 1893 Seller ▪ First Savings Financial Group, Inc. (“FSFG”) ▪ $2.4 billion in total assets as of June 30, 2025 ▪ Jeffersonville, Indiana ▪ Established 1937 Consideration ▪ 0.85 shares of FRME common stock for each share of FSFG common stock (fixed exchange ratio) ▪ 5,950,474 shares issued to FSFG shareholders ▪ FSFG unexercised options to receive cash (~$6.1 million) Transaction Value1 ▪ $241.3 million in aggregate1 ▪ $33.60 per share1 Transaction Multiples1 ▪ 1.35x of tangible book value ▪ 8.7x 2026E earnings2 ▪ 6.2x 2026E earnings2 + fully phased cost savings Pro Forma Ownership ▪ Approximately 91% FRME / 9% FSFG Board Representation ▪ Larry Myers – President, CEO and Director of FSFG – will join the FRME corporate board post-closing, subject to FRME’s corporate governance procedures Approvals & Closing ▪ FSFG shareholder approval and customary regulatory approvals ▪ Expected closing in Q1’26 ▪ Systems integration scheduled for Q2’26 1Based upon a FRME closing stock price of $39.53 as of September 24, 2025. Aggregate deal value is inclusive of options consideration (FSFG unexercised options to receive cash). 2Based on $27.1 million of estimated FSFG earnings for CY 2026E.

Transaction Highlights 7 Strategically Compelling ▪ Combination creates a $20B+ asset bank ranked 4 th in deposit market share in Indiana and with a statewide footprint ▪ Expands FRME into Southern Indiana (four of FSFG’s counties of operation are part of the Louisville MSA which is comprised of markets in both Indiana and Kentucky) ▪ Enables FSFG’s asset generating businesses room to grow on a larger, more liquid balance sheet Operational Fit ▪ Lack of market overlap expected to preserve customer-facing jobs ▪ Longer term, positions FRME to capitalize on commercial banking opportunities in the Louisville MSA ▪ FRME finds FSFG’s specialty businesses attractive and intends to continue to invest in those products ▪ FRME is an experienced acquirer who conducted a comprehensive due diligence process to thoroughly evaluate the proposed transaction Financially Attractive ▪ Attractive earnings accretion for both FRME and FSFG Shareholders ▪ Manageable TBV dilution at closing, inclusive of all transaction expenses, with an estimated earnback of 3.0 years using the crossover method1 ▪ Accretive to key FRME profitability metrics in the first year of combined operations 1Based on when pro forma tangible book value per share crosses over and begins to exceed projected standalone FRME tangible book value per share. Inclusive of all transaction costs.

Deposits Mkt. Share Rank Institution (ST) Branches ($000) (%) 1 JPMorgan Chase & Co. (NY) 118 25,043,492 11.8 2 The PNC Finl Svcs Grp (PA) 80 16,858,818 7.9 3 Old National Bancorp (IN) 93 13,820,604 6.5 Pro Forma 90 13,414,896 6.3 4 Fifth Third Bancorp (OH) 96 13,079,511 6.2 5 Merchants Bancorp (IN) 7 12,751,155 6.0 6 First Merchants Corp. (IN) 74 11,674,284 5.5 7 First Bancshares Inc. (IN) 60 7,960,250 3.8 8 1st Source Corp. (IN) 73 7,099,121 3.3 9 Huntington Bancshares Inc. (OH) 39 6,508,001 3.1 10 First Financial Bancorp. (OH) 61 6,200,918 2.9 24 First Savings Financial Group (IN) 16 1,740,612 0.8 Expansion into Southern Indiana Bolsters Indiana State Presence 8 Deposits Mkt. Share Rank Institution (ST) Branches ($000) (%) 1 First Savings Financial Group (IN) 16 1,740,612 19.4 2 The PNC Finl Svcs Grp (PA) 6 1,715,164 19.1 3 JPMorgan Chase & Co. (NY) 7 951,033 10.6 4 First Capital Inc. (IN) 12 816,722 9.1 5 German American Bancorp Inc. (IN) 7 692,287 7.7 6 WesBanco Inc. (WV) 7 556,175 6.2 7 New Independent Bcshs Inc. (IN) 9 542,600 6.0 8 Stock Yards Bancorp Inc. (KY) 3 329,623 3.7 9 Truist Financial Corp. (NC) 1 387,920 4.3 10 Fifth Third Bancorp (OH) 2 258,673 2.9 Pro Forma Indiana Deposit Market Share FSFG Southern Indiana Deposit Market Share Pro Forma Business Mix by Market Region 30.7% 19.0% 14.4% 13.7% 13.1% 9.2% Indianapolis (30.7%) Michigan (19.0%) Northwest Indiana (14.4%) Northeast Indiana (13.7%) Southern Indiana (13.1%) Columbus (9.2%) 29.1% 23.6% 17.6% 15.2% 10.3% 4.2% Northeast Indiana (29.1%) Indianapolis (23.6%) Northwest Indiana (17.6%) Michigan (15.2%) Southern Indiana (10.3%) Columbus (4.2%) $15.3B $16.5B 1 2 Loans Deposits Note: Southern IN Includes the IN counties in which FSFG operates: Clark, Crawford, Daviess, Floyd, Harrison and Washington. 1 Includes the Lafayette, IN MSA and Lake County, IN. 2 Includes the Muncie, IN MSA and Fort Wayne, IN MSA. Source: FDIC Summary of Deposits as of June 30, 2025.

FSFG Market Dynamics: Southern Indiana 9 FSFG’s Footprint By the Numbers Key Economic Drivers Overview of Select FSFG Operating Cities River Ridge Commerce Center ▪ 6,000-acre industrial park in Jeffersonville, IN ▪ 20+ companies supporting 19,000+ jobs ▪ $3.0 billion economic output in 2024 with $1.3 billion economic value added ▪ Meta and Canadian Solar constructing $1.6 billion+ of data centers in 2025 Lewis and Clark Bridge ▪ Completed in December 2016 and connects Clark County, IN to Jefferson County, KY as part of the I-265 Louisville Beltway ▪ Part of the $2.5 billion Ohio River Bridge Project, which includes two other Southern IN-KY bridges and was anticipated to have an $87 billion economic impact over 30 years at opening ▪ Over 37.1 million crossings in 2024 across three tolled bridges; ~$961 million in revenue generated since inception Westgate Tech Park ▪ 21-building campus in Daviess County, IN located near NSA Crane, the third largest navy installation in the world ▪ 60+ companies supporting 1,000+ jobs ▪ Primarily focused on the defense and information technology industries ▪ $200 million+ in planned capital investment moving forward Major Employers in Southern Indiana Jeffersonville, IN ▪ FSFG’s largest city by deposits; #1 market share ▪ Strong presence in logistics, healthcare, and retail ▪ Major corporate expansions underway via the River Ridge Commerce Center New Albany, IN ▪ Situated just across the Ohio River from Louisville ▪ Focus on healthcare, retail and food services sectors; modest manufacturing activity in the region ▪ Home to Indiana University Southeast Clarksville, IN ▪ Oldest American town in the former Northwest Territory ▪ Heavy focus on manufacturing sector $73.2K Median Household Income1 $9.0B Aggregate Deposits 3.5% 2025-2030 Proj. Population Growth1 10.9% 2025-2030 Proj. HHI Growth1 Attractive markets that FRME intends to invest in and grow post-closing. Market strategy will include the continuation of the First Savings Charitable Foundation Note: Southern IN Includes the IN counties in which FSFG operates: Clark, Crawford, Daviess, Floyd, Harrison and Washington. 1Figures based on population-weighted average by county. Data Source: FDIC Summary of Deposits as of June 30, 2025; U.S. Census Bureau; River Ridge Commerce Center 2024 Annual Report; Manufacturing Dive; Southern Indiana Business Journal; RiverLink 2024 Annual Report; Courier Journal.

Opportunity to Expand FSFG’s Specialty Lines 10 ▪ FSFG offers three specialty, nationwide lines that can be invested in to expand and grow ▪ Growth from these lines could either be on balance sheet or through an originate-to-sell model to enhance fee income ▪ Tony Schoen – CFO and Director of FSFG – will oversee FSFG’s specialty business lines post-closing Triple-Net-Lease Finance (Introduced in 2013) $756.6M Loans Outstanding ▪ Loans to high-net-worth individuals that are secured by low loan-to-value, single-tenant commercial properties ▪ Focus on retail, office and medical spaces with loan amounts ranging from $500K to $10M ▪ Underwritten with LTV < 70%, DSCR of 1.20x and greater ▪ No net charge-offs recorded between December 30, 2019 to June 30, 2025 ▪ Originates out-of-market 7(a) loans, sells the guaranteed portions in the secondary market, and retains the unguaranteed balance ▪ Right-sized back office with strong technology platform ▪ $55.4 million LTM final funded SBA loans sold; represents Y/Y growth rate of ~140% ▪ MRQ Net Gain on Sale of Loans of 5.17% ▪ YTD originations for sale of $27.6 million $101.5M Loans Outstanding SBA Lending (Introduced in 2015) ▪ Nationally-enabled, differentiated product that combines mortgage and HELOC functionality ▪ Offered in 46 states through a loan production office in Franklin, TN ▪ Shifted to originate to sell model in 2025 with first $22.5 million sale in CQE June 30, 2025, anticipate ~$150 million in volume in 2026 at ~3% gain on sale $401.5M Loans Outstanding First Lien HELOCs (Shifted to Originate to Sell in 2025) Note: HELOC = Home Equity Line of Credit. Source: S&P Global Market Intelligence; Company Filings.

Pro Forma Loans and Deposits 11 Noninterest-bearing 14.9% Other Transaction Accounts 35.9% MMDA and Savings 33.8% Time 15.4% Noninterest-bearing 11.9% Other Transaction Accounts 20.6% MMDA and Savings 36.1% Time 31.5% Noninterest-bearing 15.2% Other Transaction Accounts 37.7% MMDA and Savings 33.5% Time 13.6% C&D 5.9% 1-4 Family1 17.7% HELOC 7.1% OOCRE 9.9% Non-OOCRE 11.9% Multifamily 4.5% C&I 29.7% Consumer & Other 13.2% C&D 6.3% 1-4 Family1 18.3% HELOC 4.9% OOCRE 9.2% Non-OOCRE 11.4% Multifamily 4.9% C&I 33.3% Consumer & Other 11.6% FRME Total: $13.3B MRQ Yield: 6.32% Total: $14.9B MRQ Cost: 2.30% Total: $2.0B MRQ Yield: 5.86% Total: $1.7B MRQ Cost: 2.41% FSFG Total: $15.3B Total: $16.6B Pro Forma C&D 3.6% 1-4 Family1 13.4% HELOC 21.9% OOCRE 14.4% Non-OOCRE 15.6% Multifamily 1.7% C&I 5.5% Consumer & Other 23.8% Strong and Diversified Loan Portfolio Attractive Core Deposit Base 1 Includes Closed-End 1-4 Family Loans. Note: Loan and deposit compositions reflect bank-level regulatory data as of June 30, 2025; Yield and cost figures represent GAAP data as of June 30, 2025.

Summary Financial Impact & Assumptions 12 Financial Impact ▪ 11% EPS accretion for last 9 months of 2026 (with fully-phased cost savings) ▪ 4.8% TBV dilution at closing, inclusive of all transaction expenses, with an earnback of 3 years using the crossover method1 ▪ Tangible common equity / tangible assets of ~8.7% estimated at closing ▪ CET1 capital ratio of ~10.9% estimated at closing ▪ Total risk-based capital ratio of ~12.6% estimated at closing ▪ CRE Construction estimated ~42% / 100%2 at closing ▪ CRE Total estimated ~184% / 300%2 at closing Estimated Cost Savings ▪ 27.5% of FSFG’s noninterest expense ▪ 67% phased-in during the last 9 months of 2026 and 100% thereafter Loan Credit Mark ▪ 1.29%, or $25.1 million, ACL established on portfolio ($9.8 million PCD and $15.2 million non-PCD) ▪ Assumes early adoption of FASB’s new standard for purchased financial assets, resulting in no accretable credit mark Interest Rate Marks ▪ Loan interest rate mark of $78.5 million, or 4.0% of FSFG’s gross loans, accreted over 4 years using the straight-line method ▪ Total net fair value discount on liabilities of $0.1 million, including Time Deposits, FHLB Advances and Subordinated Debt Transaction Expenses ▪ $24.5 million after-tax merger charges ▪ Fully reflected in TBV dilution at closing Other Assumptions ▪ Core deposit intangible of 2.5%, amortized over 10 years using the sum of the years’ digits method ▪ $2.1 million net reversal of deferred fees ▪ FSFG securities portfolio is sold and reinvested into higher yielding assets at close ▪ ~$0.8 million annual after-tax reduction in noninterest income related to Durbin interchange impact 1Based on when pro forma tangible book value per share crosses over and begins to exceed projected standalone FRME tangible book value per share. Inclusive of all transaction costs. 2Measures loans as a percentage of the Bank’s total regulatory capital which is used by regulators to assess CRE exposure

Summary 13 Leading Midwest franchise headquartered in Indiana of over $20 billion in assets and higher growth potential Compelling both strategically and financially Expands FRME into Southern Indiana, increasing statewide deposit market share Strong operational fit with FSFG’s legacy community markets; Louisville MSA expected to provide commercial banking opportunities going forward Scalability of FSFG’s nationwide lending and fee income platforms Strong Market Share Across Top 5 Pro Forma MSAs Attractive Financial Results 11% 9 Mos. 2026E EPS Accretion3 4.8% TBV Dilution 3 Yrs. TBV Earnback 1.25% 9 Mos. 2026E ROAA3 14.5% 9 Mos. 2026E ROATCE3 53.6% 9 Mos. 2026E Efficiency Ratio3 8.7% TCE / TA 10.9% CET1 Ratio 12.6% Total RBC Ratio Deposits % of PF PF Rank MSA ($M) Franchise Rank 1 Indianapolis, IN $4,975 30.0% 7 2 Muncie, IN $1,802 10.9% 1 3 Chicago, IL-IN1 $1,509 9.1% 3 4 Louisville/Jefferson County, KY-IN2 $1,381 8.3% 2 5 Detroit, MI $1,162 7.0% 11 1 Includes only Indiana counties classified as part of the Chicago-Naperville-Elgin, IL-IN MSA (Jasper, Lake, Newton and Porter counties). 2 Includes only Indiana counties classified as part of the Louisville/Jefferson County, KY-IN MSA (Clark, Floyd, Harrison and Washington counties). 3Assumes fully phased-in cost savings; results for the last 9 months of 2026. Source: FDIC Summary of Deposits as of June 30, 2025.

FRME’s Track Record of Shareholder Value Creation 14 $13.65 $14.68 $15.85 $16.96 $19.12 $21.94 $24.27 $25.21 $21.45 $25.06 $26.78 $27.90 $13.27 $14.38 $15.83 $16.78 $19.24 $21.24 $22.64 $24.09 $25.42 $27.98 $30.02 $31.21 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD'25 TBVPS TBVPS Without AFS OCI 10-Year Total Return (2014-2024) Earnings per Share Tangible Book Value per Share Dividends per Share CAGR 2014-2024: 7.5% Return on Tangible Common Equity 1Tangible book value per share excluding unrealized gain/loss in available for sale securities. CAGR 2014-2024: 17.0% 1 CAGR 2014-2024: 7.0% Adjusted CAGR1 8.5% 230.1% 200.3% FRME KBW NASDAQ Regional Banking Index $1.65 $1.72 $1.98 $2.12 $3.22 $3.19 $2.74 $3.81 $3.81 $3.73 $3.41 $1.92 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD'25 $0.29 $0.41 $0.54 $0.69 $0.84 $1.00 $1.04 $1.13 $1.25 $1.34 $1.39 $0.71 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD'25 12.94% 12.47%13.26% 13.29% 18.77% 15.81% 12.21% 16.17% 18.12% 16.76% 13.71% 14.30% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD'25

15 APPENDIX

FSFG Summary Financial Highlights 16 (Dollars in Thousands) CY 2020 CY 2021 CY 2022 CY 2023 CY 2024 6/30/25 LTM Balance Sheet Total Assets $ 1,873,665 $ 1,764,589 $ 2,196,919 $ 2,308,092 $ 2,388,735 $ 2,416,675 Gross Loans (Excl. HFS) 1,131,832 1,157,435 1,599,020 1,860,742 1,905,199 1,916,343 Deposits 1,121,320 1,267,035 1,537,841 1,683,846 1,832,774 1,736,194 Tangible Common Equity 154,748 173,437 148,767 154,155 165,822 173,699 Tangible Common Equity (Excl. AOCI) 142,859 164,218 167,767 167,761 183,611 193,760 Gross Loans (Excl. HFS) / Deposits 100.9% 91.3% 104.0% 110.5% 104.0% 110.4% Capital Tangible Common Equity / Tangible Assets 8.31% 9.89% 6.81% 6.71% 6.97% 7.22% Tier 1 Leverage Ratio 8.92% 9.81% 7.55% 7.25% 7.53% 7.98% Tier 1 Capital Ratio 10.45% 11.39% 8.51% 8.84% 9.63% 10.07% Total Capital Ratio 13.17% 13.84% 12.01% 12.12% 12.83% 12.63% Asset Quality Nonperforming Assets $ 12,691 $ 10,642 $ 8,841 $ 11,533 $ 13,215 $ 13,615 Nonperforming Loans 10,648 8,914 8,638 10,442 12,124 12,502 NPLs / Loans 0.72% 0.68% 0.53% 0.55% 0.63% 0.63% NPAs / Assets 0.68% 0.60% 0.40% 0.50% 0.55% 0.56% Reserves / NPLs 160.8% 165.8% 186.2% 179.9% 170.6% 164.1% Reserves / Loans 1.15% 1.12% 0.98% 1.00% 1.07% 1.04% NCOs / Average Loans 0.13% 0.03% 0.07% 0.05% 0.03% 0.03% Income Statement Net Interest Income $ 50,114 $ 57,336 $ 63,010 $ 59,426 $ 59,411 $ 63,255 Provision Expense 8,125 (1,909) 2,366 2,040 2,229 1,197 Noninterest Income 161,305 90,653 39,388 23,406 11,057 12,294 Realized Gains on Securities (3) 51 436 (470) 644 168 Noninterest Expense 145,938 119,859 85,321 73,391 51,032 53,528 Pre-Tax Income 57,353 30,230 15,147 5,672 21,239 24,107 Income Tax Expense 16,550 6,281 1,195 (549) 2,342 2,545 Net Income 40,803 23,949 13,952 6,221 18,897 21,562 Profitability Net Interest Margin 3.50% 3.74% 3.64% 2.93% 2.70% 2.85% Cost of Deposits 0.49% 0.27% 0.60% 2.08% 2.89% 2.72% Efficiency Ratio 68.5% 80.2% 81.5% 86.2% 70.2% 69.1% Non-Interest Income / Avg. Assets 10.19% 5.21% 2.01% 1.03% 0.46% 0.51% Non-Interest Expense / Avg. Assets 9.22% 6.89% 4.36% 3.24% 2.13% 2.22% ROAA 2.58% 1.38% 0.71% 0.28% 0.79% 0.89% ROAE 28.8% 13.6% 8.3% 3.9% 11.1% 12.2% Note: Represents financial data for the calendar year ended December 31 and last twelve months ended June 30, 2025. Data Source: S&P Global Market Intelligence.

TBV Dilution and Pro Forma Earnings Accretion Reconciliation 17 Illustrative Fully Phased-in 2026E EPS Accretion1 Tangible Book Valuation Dilution Detail Dollars in millions, excluding per share data 2026E FRME Earnings (Consensus Estimates) $223 FSFG Earnings 27 Combined Earnings $251 Fully Phased-in Cost Savings $12 Accretion of Interest Rate Marks 15 Incremental Income on Securities Reinvestment 2 Amortization of Core Deposit Intangibles (4) Other Adjustments2 (2) Combined Earnings $273 Standalone Avg. Diluted Shares Outstanding (Millions)3 58 Standalone EPS 3 $3.86 Combined Avg. Diluted Shares Outstanding (Millions) 64 Combined EPS $4.29 EPS Accretion ($) $0.43 EPS Accretion (%) 11% 1For illustrative purposes, assumes transaction closes on December 31, 2025 and cost savings are fully phased-in. 2 Includes net opportunity cost of cash, elimination of existing target CDI amortization and lost interchange income related to Durbin Amendment. 3Based on mean consensus 2026E net income and Q2 2025 diluted shares, does not include the impact of any prospective share repurchases. $ Millions Common Shares (Millions) $ Per Share FRME Tangible Book Value at Close (3/31/2026) $1,713 57 $29.91 Equity Consideration to FSFG 235 6 Core Deposit Intangibles (30) Goodwill Created (103) Transaction Cost Attributable to FRME (14) Pro Forma Tangible Book Value $1,800 6 3 $28.47 FRME TBV Per Share Dilution ($) ($1.43) FRME TBV Per Share Dilution (%) (4.8%) TBVPS Earnback (Years) 3.0